SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

EXCELLIGENCE LEARNING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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EXCELLIGENCE LEARNING CORPORATION

2 Lower Ragsdale Drive

Monterey, California 93940

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 22, 2003

The 2003 Annual Meeting of Stockholders of Excelligence Learning Corporation will be held at Sierra Holdings, 40 Ragsdale Drive, Monterey, California 93940 on Thursday, May 22, 2003 at 9:00 a.m. local time for the following purposes:

1.  To elect two Class II directors for a term ending at the 2006 annual meeting and until their successors are duly elected and qualified;

2.  To approve our Amended and Restated 2001 Stock Option and Incentive Plan, as described herein;

3.  To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003; and

4.  To transact such other business as may properly be brought before the 2003 Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 25, 2003 are entitled to notice of, and to vote at, the 2003 Annual Meeting or any adjournment or postponement thereof. The list of stockholders will be available for examination for ten days prior to the Annual Meeting at our offices at 2 Lower Ragsdale Drive, Monterey, California 93940. All stockholders are cordially invited to attend the 2003 Annual Meeting.

By Order of the Board of Directors

Judith McGuinn

Secretary

Monterey, California

April 10, 2003

EXCELLIGENCE LEARNING CORPORATION

PROXY STATEMENT

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Excelligence Learning Corporation, a Delaware corporation (the “Company”), for use at its 2003 Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held on Thursday, May 22, 2003 at 9:00 a.m. local time, at Sierra Holdings, 40 Ragsdale Drive, Monterey, California 93940, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and accompanying proxy card will be first mailed to stockholders on or about April 21, 2003. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2002, including financial statements, will be sent to stockholders simultaneously with this Proxy Statement.

The Company’s principal executive offices are located at 2 Lower Ragsdale Drive, Monterey, California 93940.

Voting at the Annual Meeting; Record Date

Only stockholders of record at the close of business on March 25, 2003, the record date, are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 8,523,344 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), were outstanding and entitled to vote at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Proxies and Voting Procedures

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to sign, date and return the proxy card in the accompanying pre-addressed envelope.

You have three choices on each of the matters to be voted upon at the Annual Meeting. As to Proposal 1, the election of directors, you may:

•	vote for both of the director nominees as a group;

•	withhold authority to vote for both director nominees as a group; or

•	vote for both director nominees as a group except the nominee you identify on the appropriate line.

As to Proposals 2 and 3, you may:

•	vote “For” the item;

•	vote “Against” the item; or

•	“Abstain” from voting on the item.

As discussed below under “—Quorum; Required Vote,” if a quorum is present and you “Abstain” from voting on any proposal, it may have the effect of a vote “Against” the proposal.

Stockholders may vote by either completing and returning the enclosed proxy card, voting in person at the Annual Meeting or submitting a signed proxy card at the Annual Meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ANY RECORD HOLDER WHO IS PRESENT AT THE ANNUAL MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELLING ANY PREVIOUS PROXY.

Any stockholder of record may revoke a proxy at any time before it is voted by:

•	filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares; or

•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a prior proxy).

Any written notice of revocation or subsequent proxy should be delivered to Excelligence Learning Corporation, 2 Lower Ragsdale Drive, Monterey, California 93940, Attention: Secretary, or hand-delivered to the Secretary, in either case before the taking of the vote at the Annual Meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Quorum; Required Vote

A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A “broker non-vote” reflects shares held of record by a broker or nominee on behalf of a beneficial owner where the broker or nominee does not have discretionary voting power with respect to a particular proposal and has not received instructions from the beneficial owner.

The director nominees set forth in Proposal 1 will be elected by a plurality of the votes cast by shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Approval of Proposal 2, the approval of the Amended and Restated 2001 Stock Option and Incentive Plan, and Proposal 3, the ratification of the appointment of KPMG LLP as the Company’s independent auditors, each will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Each share of Common Stock is entitled to one vote.

Proxies that reflect abstentions and broker non-votes will have no effect on the outcome of Proposal 1. However, because Proposals 2 and 3 require the affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting, proxies that reflect abstentions and broker non-votes will have the effect of a vote “Against” such proposals.

All votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

The Company’s Restated Certificate of Incorporation (the “Restated Certificate”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) provide for a Board of Directors of not less than three nor more than 15 directors and authorizes the Board of Directors to periodically set the exact number of directors within that range pursuant to a resolution adopted by a majority of the total number of directors which the Company would have if there were no vacancies. The number of directors currently set by the Board of Directors is eight directors. The current directors are Al Noyes (Chairman of the Board), Ron Elliott, Richard Delaney, Dr. Louis Casagrande, Dean DeBiase, Scott Graves, Michael Kolowich and Robert MacDonald. Each of the Company’s directors is assigned to Class I, Class II or Class III and hold office until their resignation or removal and until their successors are duly elected and qualified at the next applicable annual meeting of stockholders. Messrs. Elliott and DeBiase have been assigned to Class II and their term ends on the date of the Annual Meeting. If re-elected, those directors’ terms will expire at the 2006 annual meeting of stockholders. Messrs. Delaney, Kolowich and MacDonald have been assigned to Class III and their term will end on the date of the Company’s 2004 annual meeting of stockholders. Mr. Noyes, Dr. Casagrande and Mr. Graves have been assigned to Class I and their term will end on the date of the Company’s 2005 annual meeting of stockholders.

In the absence of instructions to the contrary, votes will be cast FOR the election of the following persons as directors pursuant to the proxies solicited hereby. In the event either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any substitute nominee selected by the current Board of Directors. However, the proxy cannot be voted for a greater number of persons than the number of nominees designated by the Board of Directors. At this time, management has no reason to believe that the persons named will be unable or will decline to serve if elected, and each nominee for director has indicated his willingness to serve if elected.

The following table sets forth the name of, and certain information regarding, the two persons nominated for election at the Annual Meeting.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Name	Age	Positions Currently Held with the Company
Ron Elliott	47	Chief Executive Officer and Director

Dean DeBiase(1)	44	Director

(1)	Member of the Audit Committee.

Ron Elliott has served as the Company’s Chief Executive Officer and as a Director since April 2001. Prior thereto, Mr. Elliott served as President and Chief Executive Officer of Earlychildhood LLC (“Earlychildhood”), a limited liability company that combined with SmarterKids.com, Inc. (“SmarterKids.com”) to form the Company, and Earlychildhood’s predecessor, QTL Corporation, a company that he founded in 1985.

Dean DeBiase has served as a Director of the Company since May 2001. Mr. DeBiase is currently the Chairman and Chief Executive Officer of Start-Up-Partners, a strategic execution, business innovation and turnaround management firm, where he has held several positions, including Chief Executive Officer of FreeDrive, a collaboration software storage provider. Prior thereto, from December 1998 to September 2001, Mr. DeBiase served in the roles of Chairman, Chief Executive Officer and President of Autoweb, a consumer and business automotive Internet service. From January 1995 to April 1999, Mr. DeBiase was President and Chief Executive Officer of AT&T Imagination Network, an online games company, which was acquired by AOL in 1996.

The Bylaws provide that any stockholder of record who is entitled to vote for the election of directors may nominate persons for election as directors only if timely, written notice in proper form of the intent to make a nomination at a meeting of stockholders is received by the Secretary of the Company at its principal executive offices at 2 Lower Ragsdale Drive, Monterey, California 93940. To be timely and in proper form under the Bylaws, the notice generally must be delivered not less than 70 nor more than 90 days prior to the date of the meeting at which directors are to be elected and must contain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors. See “Procedure for Submitting Stockholder Proposals for the 2004 Annual Meeting.”

Committees of the Board of Directors and Other Board Information

The Board of Directors held four regularly scheduled meetings during the 2002 fiscal year. All directors attended all of the meetings of the Board of Directors during 2002.

The Company has one principal standing committee, an Audit Committee. The Audit Committee held five regularly scheduled meetings during the 2002 fiscal year. Each member of the Audit Committee attended all of the Audit Committee meetings that took place during his tenure on the Audit Committee in 2002. In fiscal year 2002, the Company had neither a Compensation Committee nor a Nominating Committee.

The Audit Committee currently consists of Mr. Kolowich, as Chairman, Mr. DeBiase and Mr. Graves, each of whom is financially literate and has been determined by the Board of Directors to be “independent.” During fiscal year 2002, the Audit Committee was responsible for reviewing and making recommendations regarding the Company’s employment of independent auditors, the annual audit of the Company’s financial statements and its internal controls, accounting and financial reporting practices and policies. The Company is currently in compliance with the audit committee charter requirements of the Nasdaq Stock Market. See “Audit Committee Report.” The authority of the Audit Committee is set forth in more detail in its Charter, which was reprinted in its entirety as Annex A to the Company’s 2002 Proxy Statement, and has not been materially amended since that time.

Director Compensation

The Company pays directors who are not employees of the Company, or its “non-employee directors,” an annual retainer of $12,000 per year and a fee of $1,000 per meeting of the Board of Directors or any of its committees for their services as directors. In early 2002, each non-employee director agreed to defer payment of the $12,000 retainer and $1,000 fee per meeting attended during fiscal year 2002 until such time as the Board of Directors determined that the cash flow of the Company supported such payment. In October 2002, the Board of Directors authorized the payment of all fees deferred through such time by the non-employee directors. Directors who are officers of, or employed by, the Company or any of its subsidiaries are not additionally compensated for their Board and committee activities. The Company reimburses all of its directors for expenses incurred in connection with attending meetings of the Board of Directors and its committees.

The Company does not pay the Chairman of its Audit Committee an annual retainer. Mr. Kolowich served as Chairman of the Audit Committee from February 21, 2002 to December 31, 2002. For his service as Chairman of the Audit Committee, Mr. Kolowich did not receive any compensation.

Pursuant to the Company’s 2001 Non-Employee Director Stock Option Plan, each of the Company’s non-employee directors elected on or after April 30, 2001 is automatically granted options to purchase 40,000 shares of Common Stock on the date the director is initially elected to the Board. Upon re-election, each non-employee director is automatically granted an option to purchase 2,000 shares of Common Stock under the Non-Employee Director Stock Option Plan. On May 1, 2002, upon their re-election to the Board of Directors, Messrs. Noyes,

Casagrande and Graves each were granted options to purchase 2,000 shares of Common Stock under the Non-Employee Director Stock Option Plan. On July 30, 2002, following its determination that the May 10, 2001 automatic grant to Mr. Kolowich of options to purchase 40,000 shares of Common Stock was in technical violation of the terms of the Non-Employee Director Stock Option Plan, the Board of Directors rescinded such grant and granted Mr. Kolowich options to purchase 40,000 shares of Common Stock pursuant to the Company’s 2001 Stock Option and Incentive Plan. In addition, on July 30, 2002, following its determination that Messrs. Noyes and Graves, while not independent at the time at which they initially were elected to the Board of Directors, were independent as of such date, the Board of Directors granted each of Messrs. Noyes and Graves options to purchase 40,000 shares of Common Stock pursuant to the Stock Option and Incentive Plan.

Grants under the Non-Employee Director Stock Option Plan are made at a price equal to fair market value of the Common Stock on the date of grant and vest in equal portions over a term of three years from the date the recipient is elected as a non-employee director. In addition, all of the Company’s directors are eligible to receive option grants pursuant to the Stock Option and Incentive Plan. Grants under the Stock Option and Incentive Plan are made at a price equal to fair market value of the Common Stock on the date of grant and, in general, vest in equal portions over a term of three years from the grant date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS NOMINATED IN PROPOSAL 1.

PROPOSAL 2.

APPROVAL OF AMENDED AND RESTATED

2001 STOCK OPTION AND INCENTIVE PLAN

Stockholders are being asked to approve the Company’s Amended and Restated 2001 Stock Option and Incentive Plan. In March 2001, in connection with the completion of the combination (the “Combination”) of Earlychildhood LLC, a California limited liability company (“Earlychildhood”), and SmarterKids.com, Inc., a Delaware corporation (“SmarterKids.com”), the 2001 Stock Option and Incentive Plan (the “Original Plan”) was approved by the Board of Directors and by Earlychildhood and SmarterKids.com as the sole stockholders of the Company at that time. On January 30, 2003, the Board of Directors approved, subject to stockholder approval, the Amended and Restated 2001 Stock Option and Incentive Plan (the “Option Plan”), which amends and restates the Original Plan in its entirety. The Option Plan, if approved, would (a) increase the aggregate number of shares authorized for issuance under the Option Plan from 1,300,000 to 1,800,000 and (b) increase the cumulative number of shares which may be reissued under the Option Plan from 2,600,000 to 3,600,000. On March 25, 2003, the closing price of shares of Common Stock on the Nasdaq SmallCap Market was $2.46. The Board of Directors believes that, in order to continue to attract and retain qualified employees, directors and consultants, the Company will need to continue to grant options and other awards to these individuals to help align their interests with those of the Company’s stockholders generally. The Board of Directors is seeking stockholder approval of the Option Plan at the Annual Meeting to allow future grants to be made under the Option Plan.

Set forth below is a general description of the terms of the Option Plan, which is qualified in its entirety by reference to the Option Plan, a copy of which is attached to this Proxy Statement as Annex A.

General

The purpose of the Option Plan is to encourage key employees, directors, and certain consultants of the Company, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) the grant of options which do not qualify as ISOs (“Non-Qualified Options” and, together with ISOs, “Options”), (c) awards of stock in the Company (“Awards”), and (d) opportunities to make direct purchases of stock in the Company (“Purchases” and, together with Options and Awards, “Stock Rights”).

Shares Subject to the Option Plan

The Original Plan provides that the aggregate number of shares of Common Stock authorized for issuance under the Original Plan is 1,300,000. If the Option Plan is approved by the Company’s stockholders, the aggregate number of shares of Common Stock authorized for issuance under the Option Plan would be increased to 1,800,000. The Option Plan provides for appropriate adjustments in the class and aggregate number of shares authorized for issuance under the Option Plan in the event of a stock split or stock dividend, consolidation or merger, or recapitalization or reorganization of the Company.

The Original Plan provides that, if any Stock Right granted under the Original Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part or is repurchased by the Company, the shares of Common Stock subject to that Stock Right will again be available for grants of Stock Rights under the Original Plan, so long as the cumulative number of shares that may be so reissued under the Original Plan not exceed 2,600,000. If the Option Plan is approved by the Company’s stockholders, the cumulative number of shares of Common Stock authorized for reissuance under the Option Plan would be increased to 3,600,000.

Administration of the Option Plan

The Option Plan is administered by the Board of Directors. The Board of Directors has the authority to select from among the eligible participants the individuals who will be granted Stock Rights and to determine the type of grant, the number of shares to be subject to the grant and the terms and conditions of the grant. The Board of Directors is also authorized to make all other determinations and to take all other actions necessary or advisable for administering the Option Plan.

Members of the Board of Directors who either are eligible to receive grants of Stock Rights pursuant to the Option Plan or have been granted Stock Rights may vote on any matters affecting the administration of the Option Plan or the grant of any Stock Rights pursuant to the Option Plan, except that no director may act upon the granting to himself or herself of Stock Rights.

Eligibility

ISOs may be granted only to employees of the Company. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) of the Company. Non-Qualified Options, Awards and authorizations to make Purchases may be also granted to certain consultants of the Company.

The maximum number of shares that may be granted under the Option Plan to any employee, director or consultant in any fiscal year cannot exceed 200,000.

Minimum Option Price; ISO Limitations

The exercise price for Options granted under the Option Plan is specified in each individual’s option agreement. The Board of Directors determines the per share exercise price at the time the Option is granted. The exercise price of an ISO may not be less than 100% of the fair market value for shares of Common Stock on the date of grant. In the event of an ISO granted to an employee owning more than 10% of all classes of the Company’s stock, the exercise price may not be less than 110% of the fair market value for shares of Common Stock on the date of grant. The exercise price of Non-Qualified Options, Awards or authorizations to make Purchases may not be less than the minimum legal consideration required under the laws of the State of Delaware.

Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under the Option Plan and all other incentive stock option plans of the Company, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of this limitation as Non-Qualified Options.

Option Duration

Unless terminated due to the termination of the optionee’s employment or the optionee’s death or disability, each Option expires on the date specified by the Board of Directors, which in no event may be more than (a) ten years from the date of grant in the case of Options generally, and (b) five years from the date of grant in the case of ISOs granted to an employee owning more than 10% of all classes of the Company’s stock.

Unless otherwise specified in the option agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company other than by reason of death or disability, no further installments of his or her ISOs may become exercisable, and his or her ISOs will terminate on the earlier of (a) 90 days after the date of termination of his or her employment or (b) their specified expiration dates.

If an ISO optionee ceases to be employed by the Company by reason of his or her death, any ISO owned by the optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (a) the specified expiration date of the ISO or (b) 180 days from the date of the optionee’s death.

If an ISO optionee ceases to be employed by the Company by reason of his or her disability, the optionee has the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (a) the specified expiration date of the ISO or (b) 180 days from the date of the termination of the optionee’s employment. For the purposes of the Option Plan, the term “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

Exercise of Options

Options granted under the Option Plan vest and become exercisable at such times as the Board of Directors determines and the vesting schedule is then set forth in each individual’s option agreement. At any time after the grant of an Option, the Board of Directors may accelerate the period during which an Option vests. However, the Board of Directors may not, without the consent of an optionee, accelerate the period during which an ISO vests if the acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code.

An Option (or any part or installment thereof) may be exercised by giving written notice to the Company at its principal office address, or to the Company’s transfer agent. Such notice must identify the Option being exercised, specify the number of shares as to which such Option is being exercised, and be accompanied by full payment of the purchase price either (a) in United States dollars in cash or by check; or (b) at the discretion of the Board of Directors, (i) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (ii) by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code, (iii) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise, or (iv) by any combination of (a), (b)(i), (b)(ii) or (b)(iii) of this sentence. The holder of an Option does not have the rights of a stockholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares.

Assignability

No Stock Right may be assignable or transferable by the participant, except by will, or by the laws of descent and distribution. During a participant’s lifetime, only the participant may exercise a Stock Right.

Amendment and Termination of the Option Plan

The Board of Directors may at any time wholly or partially amend, alter or suspend the Option Plan. However, the Board of Directors may not, without stockholder approval given within 12 months before or after the action by the Board of Directors, amend the Option Plan so as to increase the maximum number of shares which may be issued under or extend the term of the Option Plan.

The Option Plan will be in effect until April 30, 2011, unless the Board of Directors terminates the Option Plan at an earlier date. Termination of the Option Plan will not affect the Board of Directors’ ability to exercise the powers granted to it under the Option Plan with respect to Stock Rights granted or awarded under the Option Plan prior to the date of such termination.

Securities Laws and Federal Income Tax Consequences

Securities Laws.    The Option Plan is intended to conform, to the extent necessary, with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any and all rules and regulations promulgated thereunder by the Securities and Exchange Commission. The Option Plan will be administered, and shares of Common Stock may be purchased, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Option Plan and the purchase of shares of Common Stock thereunder, will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

General Federal Tax Consequences.    The tax consequences of the Option Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the Option Plan, and is intended for generally information only. In addition, the tax consequences described below are subject to the limitations of Section 162(m) of the Code, as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

In general, recipients of awards and grants of Non-Qualified Options, Awards and authorizations to make Purchases under the Option Plan are taxable under Section 83 of the Code upon their receipt of Common Stock with respect to such awards or grants and, subject to Section 162(m) of the Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to those recipients. Under Sections 421 and 422 of the Code, recipients of ISOs are generally not taxable upon their exercise of ISOs if the ISO and Common Stock received upon exercise of the ISO are held for certain minimum holding periods and, in such cases, the Company is not entitled to income tax deductions with respect to such exercises.

Section 162(m) Limitation.    In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the Company. However, under Section 162(m) of the Code, the deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, options will satisfy the “performance-based” compensation exception if the grants are made by a qualifying compensation committee, the option plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

The Options granted under the Option Plan do not currently comply with the requirements for “qualified performance-based compensation” under Section 162(m) of the Code because such Options are not granted by a compensation committee consisting of two or more “outside directors” within the meaning of Section 162(m) of the Code. Having considered the requirements of Section 162(m) of the Code and given both that the composition of the Board of Directors does not satisfy Section 162(m) of the Code and that the Board of Directors does not currently expect the amount of compensation payable to officers who are subject to Section 162(m) of the Code which is not exempt from Section 162(m) of the Code (including compensation attributable to the exercise of options) will exceed the $1 million deduction limit for any individual officer, the Company does not currently structure the Options granted under the Option Plan to comply with Section 162(m) of the Code.

Awards or authorizations to make Purchases granted under the Option Plan will not qualify as “performance-based” compensation for purposes of Section 162(m) of the Code unless such awards or rights are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by the Company’s stockholders.

Reasons for Adoption of the Option Plan

As of March 25, 2003, 114,445 shares remained available for future awards under the Original Plan. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to selected employees, directors and consultants of the Company to continue to align their interests with those of the stockholders generally, that awards under the Original Plan are an effective means of providing such compensation, and that this will require an increase in the number of shares authorized for issuance under the Original Plan, as proposed by the Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN AS SET FORTH IN PROPOSAL 2.

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, has appointed KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003. Representatives of KPMG LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. KPMG’s appointment is being submitted for ratification at the Annual Meeting. If the appointment is not ratified, the appointment will be reconsidered by the Board of Directors, although the Board of Directors will not be required to appoint different independent auditors for the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003 AS SET FORTH IN PROPOSAL 3.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information, as of March 25, 2003, concerning each person who is a director or executive officer of the Company.

Name	Age	Position
Al Noyes	45	Chairman of the Board

Ron Elliott	46	Director and Chief Executive Officer

Richard Delaney	59	Director, Executive Vice President and Chief Financial Officer

Judith McGuinn	53	Executive Vice President, Chief Operating Officer and Secretary

Jeffrey Grace	40	Vice President—Finance

Dr. Louis Casagrande	56	Director

Dean DeBiase	44	Director

Scott Graves	32	Director

Michael Kolowich	50	Director

Robert MacDonald	55	Director

For biographical information about Messrs. Elliott and DeBiase, see “Proposal No. 1: Election of Directors.”

Al Noyes has served as Chairman of the Board of the Company since April 2001. Mr. Noyes is currently President of The Noyes Group, a boutique management consulting firm. Prior to April 2001, Mr. Noyes served as Chief Operating Officer of SmarterKids.com from November 2000 to April 2001 and as Executive Vice President, Sales and Marketing of SmarterKids.com from February 2000 to October 2000. Mr. Noyes also served as Senior Vice President, Sales and Marketing of SmarterKids.com from September 1997 to February 2000. Prior to joining SmarterKids.com, from July 1996 to May 1997, Mr. Noyes served as Vice President of Sales and Marketing of net.Genesis, a developer and marketer of website usage and performance analysis products.

Richard Delaney has been a Director of the Company since May 2001. He has also served as the Company’s Executive Vice President and Chief Financial Officer since September 2001. Prior thereto, from November 1999 to August 2001, Mr. Delaney was a self-employed management consultant. From July 2000 to April 2001, Mr. Delaney was a member of the board of directors of the Peoples Bank of California and its publicly-traded holding company, PBOC Holdings. From June 1969 to October 1999, Mr. Delaney worked with Grant Thornton LLP, an accounting and consulting firm, where he was a partner and held various senior management positions.

Judith McGuinn has served as the Company’s Chief Operating Officer since April 2001, as the Company’s Secretary since October 2001 and as an Executive Vice President of the Company since February 2003. Prior thereto, from April 2000 to April 2001, Ms. McGuinn served as Chief Operating Officer of Earlychildhood, having served as Vice President of Content and Publishing of Earlychildhood from December 1999 to April 2000. Prior to joining Earlychildhood, from July 1994 to December 1999, Ms. McGuinn was Vice President/Director of Time Warner AudioBooks, a division of Time Warner Trade Publishing (now part of AOL/Time Warner).

Jeffrey Grace has served as the Company’s Vice President—Finance since April 2001. Mr. Grace also has served as Treasurer and director for Educational Products, Inc., a subsidiary of the Company, since May 1999. From December 1997 to April 2001, Mr. Grace served as Vice President—Finance of Earlychildhood and its predecessor, QTL Corporation. Prior to joining the Company, from October 1993 to November 1997, Mr. Grace was an Executive Associate for EAB Associates, a financial consulting firm specializing in the rehabilitation of financially distressed companies. Prior thereto, from September 1989 to September 1993, Mr. Grace was a Senior Accountant for Deloitte & Touche LLP, an international accounting firm. Mr. Grace is a Certified Public Accountant in the State of California.

Dr. Louis Casagrande has been a director of the Company since May 2001. Since July 1994, Dr. Casagrande has served as President and Chief Executive Officer of The Children’s Museum of Boston, Massachusetts. Since May 2002, Dr. Casagrande has also served as a chair of the board of directors of The American Museums Association. From May 2000 to June 2002, Dr. Casagrande has also served as President of the Council of the Association of Children’s Museums. From June 1987 to June 1994, Dr. Casagrande served as Senior Vice President at the Science Museum of Minnesota. Dr. Casagrande is the author and editor of numerous publications in anthropology and museum studies.

Scott L. Graves has been a Director of the Company since April 2001. Prior to the Combination, Mr. Graves served as a member of the Earlychildhood management committee from July 2000 to April 2002. Mr. Graves currently serves as a Vice President of Oaktree Capital Management, LLC, a registered investment adviser specializing in alternative and inefficient investment markets. Prior to joining Oaktree Capital Management, from May 1998 through October 2001, Mr. Graves was with William E. Simon & Sons, LLC, a private investment firm and merchant bank, where he held several positions, most recently as Principal in its private equity group. From May 1996 through August 1997, Mr. Graves worked in the mergers and acquisitions group of Merrill Lynch & Company, an international investment banking firm. Prior thereto, Mr. Graves worked in the Audit and Business Services Division of Price Waterhouse LLP (now known as PricewaterhouseCoopers LLP), an international professional services firm from 1993 through 1995. Mr. Graves is a Certified Public Accountant in the State of California. In addition to serving on the Company’s Board of Directors, Mr. Graves currently serves on the board of directors of Pillowtex Corp., which is a company subject to the requirements of Section 15(d) of the Exchange Act. Mr. Graves also currently serves on the board of directors of each of Spalding Holdings Corp., Maidenform, Inc., and Reeves Industries, Inc., each of which is a privately-held company.

Michael Kolowich has served as a Director of the Company since April 2001. Prior thereto, Mr. Kolowich was a director of SmarterKids.com from January 1999 to April 2001. Mr. Kolowich is currently serving as President and Executive Producer of DigiNovations, Inc., a digital video production company. Prior thereto, from February 1998 to October 2001, Mr. Kolowich served as Vice Chairman of NewsEdge Corporation, an electronic news feed company, and from September 1996 to February 1998, he served as Chairman of the Board, President and Chief Executive Officer of Individual, Inc., an electronic news feed company. In December 1994, Mr. Kolowich founded and was the first President of Ziff-Davis Interactive, now called ZDNet and was also founder and President of AT&T New Media Services. Mr. Kolowich currently serves on the board of directors of each of DigiNovations, Inc., Newmediary, Inc., PowerProse, Inc., Members Connect, Inc. and Revels Incorporated, each of which is a privately-held company.

Robert MacDonald has served as a Director of the Company since April 2001. Prior to the Combination, Mr. MacDonald served as a member of the Earlychildhood management committee from May 1999 to April 2001. Mr. MacDonald is currently President of the Private Equity Group of William E. Simon & Sons, LLC, a private investment firm and merchant bank, where he has worked since August 1993. Mr. MacDonald is also President of Educational Simon, L.L.C., one of the Company’s significant stockholders. Mr. MacDonald currently serves on the board of directors of each of SF Interactive, Inc., AimNet Solutions, Inc., Do+Able Product, Inc. and Custom Food Products, each of which is a privately-held company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

The following table sets forth, as of March 25, 2003, the beneficial ownership of the Common Stock for each of the Company’s current directors, each of the executive officers named in the Summary Compensation Table below, each person known to the Company to be the beneficial owner of more than five percent of the Common Stock and all current directors and executive officers as a group. Percentage ownership is based on 8,523,344 shares of Common Stock outstanding on March 25, 2003 in addition to shares acquirable pursuant to options which will become exercisable within 60 days of March 25, 2003. Unless otherwise indicated below, the address of each named beneficial owner is c/o Excelligence Learning Corporation, 2 Lower Ragsdale Drive, Monterey, California 93940.

	Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number of Shares(1)		Option Shares(2)	Percent of Class
Al Noyes	33,225		82,209	1.4%
Ron Elliott	1,403,614		60,000	17.2%
Richard Delaney	35,400		53,334	1.0%
Dr. Louis Casagrande	—		27,334	*
Dean DeBiase	—		26,667	*
Scott Graves	—		27,334	*
Michael Kolowich	39,625		26,667	*
Robert MacDonald	2,942,242	(3)	—	34.5%
Judith McGuinn	178		38,348	*
Jeffrey Grace	37,483		16,667	*
Educational Simon, L.L.C.(4)	2,942,242		—	34.5%
Jeffrey R. Mair and Gloria Mair, Trustees of The Mair Family 1984 Living Trust(5)	1,047,018		—	12.3%
All current directors and executive officers (10 persons) as a group	4,491,767		358,560	56.9%

*	Represents beneficial ownership of less than one percent of the Company’s issued and outstanding Common Stock on March 25, 2003.
(1)	Beneficial ownership as reported in the above table has been determined in accordance with the rules of the Securities and Exchange Commission. In calculating percentage ownership, each person is deemed to beneficially own shares subject to options that are exercisable within 60 days, but options owned by others (even if exercisable within 60 days) are not deemed to be outstanding shares. Unless otherwise indicated, beneficial ownership represents both sole voting and sole investment power.
(2)	Reflects shares of Common Stock subject to options to purchase Common Stock issued by the Company which, on March 25, 2003, were unexercised but were exercisable on or within 60 days after that date. These shares are excluded from the column headed “Number of Shares.”
(3)	Represents shares held by Educational Simon, L.L.C. As President of Educational Simon, L.L.C. and President of the Private Equity Group of William E. Simon & Sons, LLC, a holder of greater than five percent interest in Educational Simon, L.L.C., Mr. MacDonald may be deemed to beneficially own the securities owned by Educational Simon, L.L.C. Mr. MacDonald disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(4)	The number of shares beneficially owned is based solely on a Schedule 13D filed by Educational Simon, L.L.C. with the Securities and Exchange Commission on May 14, 2001. The address of such stockholder is 310 South Street, Morristown, New Jersey 07960.
(5)

The number of shares beneficially owned is based in part on a Schedule 13D filed by The Mair Family 1984 Living Trust with the Securities and Exchange Commission on May 14, 2001. The address of such stockholder is 8844 Wine Valley Circle, San Jose, California 93135. On such Schedule 13D, The Mair Family 1984 Living Trust reported ownership of 607,350 shares. The 1,047,018 shares listed in the beneficial ownership table includes 219,834 shares owned by The Jennifer A. Mair 1999 Irrevocable Trust and 219,834 shares owned by The Jason P. Mair 1999 Irrevocable Trust. The Mair Family 1984 Living Trust may be deemed to beneficially own the shares owned by The Jennifer A. Mair 1999 Irrevocable Trust and The Jason P. Mair 1999 Irrevocable Trust. The Mair Family 1984 Living Trust disclaims beneficial ownership of the shares held by The Jennifer A. Mair 1999 Irrevocable Trust and The Jason P. Mair 1999 Irrevocable Trust except to the extent of its pecuniary interest therein.

Equity Compensation Table

The following table provides information about the Company’s equity compensation plans that have been approved by the Company’s stockholders and equity compensation plans that have not been approved by the Company’s stockholders, in each case as of December 31, 2002.

EQUITY COMPENSATION TABLE

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plan approved by stockholders(1)	N/A	N/A	234,081
Equity compensation plans not approved by stockholders(2)	1,121,473	$1.87	303,445
Total

(1)	This plan consists of the Second Amended and Restated 2001 Employee Stock Purchase Plan (the “ESPP). The ESPP was approved by the Company’s stockholders at the 2003 annual meeting of stockholders. Under the ESPP, eligible employees may make payroll deductions to purchase shares of Common Stock during six-month payment periods. The purchase price is 85% of the average market price of the Common Stock on either the first day or last day of the payment period, whichever price is lower. Given the nature of the ESPP, the number of shares or price at which shares will be purchased for the payment period currently in effect cannot be determined.
(2)	These plans consist of the 2001 Stock Option and Incentive Plan and the 2001 Non-Employee Director Stock Option Plan. Of the 1,121,743 securities to be issued upon exercise of outstanding options under these plans, 995,473 are to be issued pursuant to the Stock Option and Incentive Plan and 126,000 are to be issued pursuant to the Non-Employee Director Stock Option Plan. The weighted average price of outstanding options under the Stock Option and Incentive Plan is $3.48, and the weighted average price of outstanding options under the Non-Employee Director Stock Option Plan is $1.67. Of the 303,445 securities remaining available for future issuance under these plans, 129,445 are available under the Stock Option and Incentive Plan and 174,000 are available under the Non-Employee Director Stock Option Plan.

In March 2001, in connection with the completion of the Combination of Earlychildhood and SmarterKids.com, the Stock Option and Incentive Plan and the Non-Employee Director Stock Option Plan each was approved by the Board of Directors and by Earlychildhood and SmarterKids.com as the sole stockholders of the Company at that time.

Stockholders are being asked to approve the Amended and Restated 2001 Stock Option and Incentive Plan at the Annual Meeting, and a general description of the terms thereof, which is qualified in its entirety by reference to the copy therof attached to this Proxy Statement as Annex A, is set forth in “Proposal 2.” The proposed 500,000 increase in the aggregate number of shares of Common Stock available for issuance under the Amended and Restated 2001 Stock Option and Incentive Plan are excluded for purposes of the Equity Compensation Table.

Under the Non-Employee Director Stock Option Plan, each non-employee director of the Company is automatically granted (a) options to purchase 40,000 shares of Common Stock on the date such director is first elected to the Board of Directors and (b) options to purchase 2,000 shares of Common Stock on the date such director is re-elected to the Board of Directors. Grants under the Non-Employee Director Stock Option Plan are made at a price equal to fair market value of the Common Stock on the date of grant and vest in equal portions over a term of three years from the date the recipient is elected as a non-employee director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during 2002, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that (a) the automatic grants of 2,000 options under the Non-Employee Director Option Plan to each of Messrs. Casagrande, Graves and Noyes upon their re-election to the Board of Directors were not reported on Forms 4 by such non-employee directors on a timely basis and (b) the discretionary grants of 40,000 options under the Stock Option and Incentive Plan to each of Messrs. Graves, Kolowich and Noyes were not reported on Forms 4 by such directors on a timely basis. See also “Proposal 1: Election of Directors—Director Compensation.”

EXECUTIVE COMPENSATION

Executive Compensation Table

The Summary Compensation Table below sets forth certain compensation information concerning the Company’s Chief Executive Officer and the three other most highly compensated executive officers of the Company (the “named executive officers”) for the fiscal year ended December 31, 2002. The Company does not have four executive officers in addition to its Chief Executive Officer. Compensation reflected in the following table includes compensation to Mr. Elliott, Ms. McGuinn and Mr. Grace as employees of Earlychildhood from January 1, 2000 through April 30, 2001, and as employees of the Company from May 1, 2001 through December 31, 2002.

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation(5)	Securities Underlying Options (#)(6)	All Other Compensation(7)
Ron Elliott(1)(7)(8) Chief Executive Officer	2002 2001 2000	$256,480 241,011 231,341	$	— — —	$10,492 15,275 4,687	— 180,000 —		$44,942 — —

Rich Delaney(2)(8) Chief Financial Officer	2002 2001 2000	$240,000 73,846 —	$	— — —	$1,500 — —	120,000 120,000 —	$	— 10,333 —

Judith McGuinn(3)(8)(9) Chief Operating Officer and Secretary	2002 2001 2000	$205,200 187,691 156,923	$	— — 28,854	$555 3,877 —	— 97,522 —	$	— — —

Jeffrey Grace(4)(8)(10) Vice President—Finance	2002 2001 2000	$140,000 127,077 114,308	$	— 25,000 —	$705 3,812 3,175	— 36,681 —	$	— — —

(1)	Amounts earned during the fiscal year ended December 31, 2001, include $197,344 earned as Chief Executive Officer of Excelligence, where his annualized salary was $256,000, and $43,667 earned as President and Chief Executive Officer of Earlychildhood.
(2)	Mr. Delaney was appointed Chief Financial Officer of the Company on September 1, 2001 and thus received no compensation for 2000. The $73,846 earned during the fiscal year ended December 31, 2001 was compensation as Chief Financial Officer of the Company, for which his annualized salary was $240,000.
(3)	Amounts earned during the fiscal year ended December 31, 2001 include $63,333 earned as Chief Operating Officer of the Company, where her annualized salary was $190,000, and $124,358 earned as Chief Operating Officer of Earlychildhood, where her annualized salary was $190,000.
(4)	Amounts earned during the fiscal year ended December 31, 2001 include $118,333 earned as Vice President—Finance of the Company, where his annualized salary was $140,000, and $33,744 earned as Vice President—Finance of Earlychildhood, where his annualized salary was $126,000.
(5)	In accordance with Securities and Exchange Commission rules, amounts totaling less than the lesser of $50,000 or 10% of the total salary and bonus reported have been omitted. The amounts of personal benefits shown in this column that represent more than 25% of the applicable executive’s total Other Annual Compensation include (i) for Mr. Elliott, $892 for the Company’s match to his contribution to the Company’s 401(k) plan, $9,600 for his 2002 car allowance; (ii) for Mr. Delaney, $1,500 for the Company’s match to his contribution to the Company’s 401(k) plan; (iii) for Ms. McGuinn, $555 for the Company’s match to her contribution to the Company’s 401(k) plan.; and (iv) for Mr. Grace, $705 for the Company’s match to his contribution to the Company’s 401(k) plan.

(6)	The securities underlying all of the options are shares of Common Stock.
(7)	The $44,942 included under All Other Compensation for Mr. Elliott includes $28,205 for his personal assistant, $12,500 for legal and tax services and $4,237 for his T-1 line.
(8)	The Company entered into a deferred compensation agreement with each of the named executive officers, pursuant to which each of them agreed to defer ten percent of his or her 2002 base salary payable to him or her from January 4, 2002 through October 31, 2002. All of the deferred compensation agreements were terminated in October 2002 and each of the named executive officers was paid the total amount of compensation deferred by him or her during 2002 at that time.
(9)	Of her 97,522 options, 17,522 options were issued to Ms. McGuinn in connection with the Combination, in exchange for her options to purchase membership interests in Earlychildhood.
(10)	Of his 36,681 options, 11,681 options were issued to Mr. Grace in connection with the Combination, in exchange for his options to purchase membership interests in Earlychildhood.

Stock Option Grants During 2002

The following table sets forth certain information regarding grants of stock options made to the named executive officers during 2002. The Company has not granted any stock appreciation rights. Options may be granted to named executive officers under the 2001 Stock Option and Incentive Plan. In general, options granted under the Stock Option and Incentive Plan vest over three years and expire on the tenth anniversary of the grant date, although different vesting schedules may apply to the named executive officers as described below. During 2002, the Company did not grant any options to any of the named executive officers.

The percentage of total options granted to employees in the last fiscal year is based on an aggregate of 296,000 options granted in the last fiscal year to employees, directors, non-employee directors and consultants, including options granted to the named executive officers. Potential realizable value amounts represent certain assumed rates of appreciation in stock price for a given exercise price only and assume the conversion or exercise of all options to purchase Common Stock. Actual gains, if any, on stock option exercises and holdings of Common Stock are dependent on the future performance of such stock. There is no assurance that the amounts reflected will be realized. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future stock prices. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the stock option grants made to the named executive officers.

STOCK OPTION GRANTS IN 2002

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in 2002	Exercise or Base Price ($/sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
					0%	5%	10%
Ron Elliott	—	0%	—	—	—	—	—
Richard Delaney	—	0%	—	—	—	—	—
Judith McGuinn	—	0%	—	—	—	—	—
Jeffrey Grace	—	0%	—	—	—	—	—

(1)	The securities underlying all of the options are shares of Common Stock.

Option Exercises and Values in 2002

The following table sets forth, on an aggregated basis, information regarding securities underlying unexercised stock options during the fiscal year ended December 31, 2002 by the named executive officers. The value of in-the-money options is based on the closing price of the Common Stock on the Nasdaq SmallCap Market on Tuesday, December 31, 2002 of $2.90 per share and is net of the exercise price.

AGGREGATE OPTION EXERCISES DURING 2002

AND OPTION VALUES ON DECEMBER 31, 2002

Name	Number of Shares Underlying Options Exercised (#)	Dollar Value Realized on Exercise ($)	Number of Shares Underlying Unexercised Options on 12/31/02 (#)(1)		Dollar Value of Unexercised In-the-Money Options on 12/31/02
			Exercisable	Nonexercisable	Exercisable	Nonexercisable
Ron Elliott(2)	—	$—	60,000	120,000	$88,500	$177,000
Richard Delaney(3)	—	—	40,000	80,000	39,334	78,666
Judith McGuinn(4)	—	—	38,348	59,174	71,457	94,729
Jeffrey Grace(5)	7,787	21,414	8,334	20,560	12,293	35,291

(1)	The securities underlying all of the options are shares of Common Stock.
(2)	All of Mr. Elliott’s unexercised options have an exercise price of $1.425.
(3)	Of Mr. Delaney’s 80,000 unexercised options, 53,333 options have an exercise price of $1.425 and 26,667 options have an exercise price of $3.60.
(4)	Of Ms. McGuinn’s 59,174 unexercised options, 53,333 options have an exercise price of $1.425 and 5,841 options have an exercise price of $0.15.
(5)	Of Mr. Grace’s 20,560 unexercised options, 16,666 options have an exercise price of $1.425 and 3,894 options have an exercise price of $0.15.

Employment Arrangements

The Company is a party to employment agreements with Messrs. Elliott and Delaney and Ms. McGuinn. Each of these agreements has been filed with the Securities and Exchange Commission as an exhibit to one of the Company’s periodic filings under the Exchange Act and the summary of the agreements set forth below is qualified in its entirety by reference to those agreements. The key provisions of each of these agreements are set forth below.

Ron Elliott

The Company has an agreement with Mr. Elliott to serve as Chief Executive Officer of the Company through May 6, 2005. Beginning on May 6, 2004 and on each subsequent anniversary of such date, if neither the Company nor Mr. Elliott has delivered a written notice of non-renewal, the agreement will be automatically extended for an additional year until either party delivers a notice of non-renewal. Under his employment agreement, Mr. Elliott is entitled to receive an annual base salary of $256,000 and is eligible to receive a bonus at the end of each year, the amount of which is determined by the Board of Directors in its sole discretion. Mr. Elliott is also entitled to additional benefits under the agreement, including, but not limited to, an automobile allowance.

Pursuant to the agreement, Mr. Elliott may be terminated by the Company for “cause.” Under the agreement, “cause” with respect to Mr. Elliott means any of the following: (a) a material breach by him of the provisions of the agreement; (b) his conviction of, or plea of nolo contendere to, any felony or to any crime causing substantial harm to the Company or any of its affiliates (whether or not for personal gain) or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct; (c) misuse or diversion of the Company’s or any of its affiliate’s funds, embezzlement, or fraudulent misrepresentations or concealments on any written reports submitted by him to the Company or any of its affiliates; (d) misconduct, failure to perform the duties of his employment or his habitual neglect thereof; or (e) failure to follow or comply with the lawful directives of the Board of Directors. The breach, misconduct or failure under clause (d) is subject to a cure period of 30 days and the breach, misconduct or failure under clause (e) is subject to a cure period of ten days. Upon termination for “cause,” the Company must pay Mr. Elliott his base salary through the date of termination and a bonus in an amount equal to a pro rata portion of his bonus for the immediately preceding year, together with reimbursable business expenses actually and reasonably incurred by him prior to the date of termination.

The agreement is also terminable by the Company in the case of Mr. Elliott’s death or disability (as defined in Mr. Elliott’s agreement). Upon termination for death or disability, the Company must pay Mr. Elliott or his estate, as applicable, his base salary through the date of termination and a bonus in an amount equal to a pro rata portion of his bonus for the immediately preceding year. Thereafter, the Company must pay Mr. Elliott or his estate, as applicable, his then current base salary, multiplied by the greater of the number of months remaining in the term of the agreement or six months.

Mr. Elliott may terminate the agreement for “good reason.” For purposes of his agreement, “good reason” means any of the following: (a) assignment of Mr. Elliott, without his consent, to a position with responsibilities or duties of a materially lesser status or degree of responsibility than his current position; (b) the failure of the Board of Directors to nominate him, as a member of the Board of Directors, other than for “cause”; (c) the failure to pay him the base salary at a rate or in an amount at least equal to the amount or rate paid to him pursuant to the agreement; (d) the failure to pay him the bonus he has earned in accordance with the terms of the agreement; (e) any material diminution in his aggregate benefits; or (f) the relocation of his place of business at least 50 miles from his current business location. Under the agreement, if Mr. Elliott’s employment is terminated for “good reason,” the Company must pay him his (i) a lump-sum payment equal to his base salary through the date of termination and a bonus in an amount equal to a pro rata portion of his bonus for the immediately preceding year; (ii) an amount equal to two times his annualized total compensation (as defined in the agreement); and (iii) the amount of any unvested matching contributions credited to his account as of the date of termination under the Company’s 401(k) plan. Mr. Elliott and his dependents would also be entitled to continue receiving health and welfare benefits for two years after the date of termination and, subject to certain limitations set forth in the agreement, Mr. Elliott would have the right to continue to participate in any Company pension or other benefit plan. In addition, all options to purchase Common Stock held by Mr. Elliott immediately prior to the date of termination will vest and become immediately exercisable, and he will have six months from the date of termination to exercise such options.

The Company and Mr. Elliott entered into a deferred compensation agreement pursuant to which Mr. Elliott agreed to defer ten percent of his 2002 base salary payable to him from January 4, 2002 through October 31, 2002. The deferred compensation agreement was terminated in October 2002 and Mr. Elliott was paid the total amount of compensation deferred by him during 2002 at that time.

Judith McGuinn

The Company has an agreement with Ms. McGuinn to serve as Chief Operating Officer of the Company through December 31, 2005. Under the employment agreement, Ms. McGuinn is entitled to receive an annual base salary of $205,000.

Pursuant to the agreement, the Company may terminate Ms. McGuinn at any time for “cause.” Under the agreement, “cause” with respect to Ms. McGuinn means (a) misappropriation of any material funds or property of the Company or of any of its related companies; (b) unjustifiable neglect of duties under the agreement; (c) conviction of a felony involving moral turpitude; (d) gross misconduct and/or the failure to act in good faith to the material detriment of the Company; or (e) willful and bad faith failure to obey reasonable and material orders given by the Company. The breach, misconduct or failure under clauses (b), (d) and (e) is subject to a cure period of three business days. Upon termination for “cause,” Ms. McGuinn is entitled to payment of her salary earned and benefits accrued as of the date of the termination.

The agreement is also terminable by the Company in the case of Ms. McGuinn’s death or disability for three consecutive full calendar months, or for 80% or more of the normal working days during six consecutive full calendar months. Upon termination for death or disability, the Company must pay Ms. McGuinn or her estate, as applicable, the specified compensation earned and benefits accrued by her at the time of such termination.

If, during the term of the agreement, Ms. McGuinn’s position is eliminated for any reason and/or (a) her title is lowered; (b) her reporting assignment is changed, without her consent, to anyone other than Ron Elliott while he remains employed by the Company; (c) her place of business is relocated at least 30 miles from the Company’s headquarters on the effective date of the agreement; (d) any reason other than for “cause” (as defined in the agreement), her death or her disability, the Company must pay her base salary in effect at the time of termination through December 31, 2005. Under these circumstances, Ms. McGuinn will have no obligation to mitigate her lost compensation and the Company will reimburse her for insurance premiums incurred as a result of the continuation of her benefits coverage required by COBRA.

The Company may suspend the effectiveness of the agreement for and during any period in which the Company is materially hampered, interrupted or interfered with the normal conduct of its business by reason of any epidemic, fire, action of the elements, strike, walkout, labor dispute, governmental order, court order or order of any other legally constituted authority, act of God or public enemy, riot, civil commotion, inability to procure materials and equipment or any other cause or causes beyond the Company’s control, whether of the same or any other nature. If any such suspension continues for more than eight consecutive weeks, the Company may terminate the agreement. In addition, if such suspension continues for eight or more consecutive weeks, Ms. McGuinn has the right to terminate the agreement on five days written notice to the Company, unless the Company resumes payment of her compensation within five days of receipt of such notice.

The Company and Ms. McGuinn entered into a deferred compensation agreement pursuant to which Ms. McGuinn agreed to defer ten percent of her 2002 base salary payable to her from January 4, 2002 through October 31, 2002. The deferred compensation agreement was terminated in October 2002 and Ms. McGuinn was paid the total amount of compensation deferred by her during 2002 at that time.

Richard Delaney

The Company has an agreement with Mr. Delaney to serve as Executive Vice President and Chief Financial Officer of the Company through August 31, 2004. The employment agreement provides for an annual base salary of $240,000. Mr. Delaney is entitled to reimbursement for housing and transportation in, to and from the Company’s offices in Monterey, and office space and administrative support in Los Angeles. He is also entitled to participate in the 2001 Stock Option and Incentive Plan. In connection with his employment agreement, Mr. Delaney was granted options to purchase 80,000 shares of Common Stock under the 2001 Stock Option and Incentive Plan at an exercise price of $1.425 per share. The options granted under the 2001 Stock Option and Incentive Plan vest in three equal installments on October 4, 2002, 2003 and 2004 and expire on October 4, 2011. For his services as a non-employee director of the Company from May 10, 2001 through September 1, 2001, Mr. Delaney was granted options to purchase 40,000 shares of Common Stock under the 2001 Non-Employee Director Stock Option Plan at an exercise price of $3.60. The options granted under the 2001 Non-Employee Director Stock Option Plan vest in three equal installments on May 10, 2002, 2003 and 2004 and expire on May 10, 2011.

Pursuant to the agreement, the Company may terminate Mr. Delaney at any time for “cause.” Under the agreement, “cause” with respect to Mr. Delaney means (a) misappropriation of any material funds or property of the Company or of any of its related companies; (b) unjustifiable neglect of his duties; (c) conviction of a felony involving moral turpitude; (d) gross misconduct and/or the failure to act in good faith to the material detriment of the Company; or (e) willful and bad faith failure to obey reasonable and material orders given by the Company. Upon termination for “cause,” Mr. Delaney is entitled to payment of his salary earned and benefits accrued as of the date of the termination.

The agreement is also terminable by the Company in the case of Mr. Delaney’s death or disability for a consecutive period of four consecutive full calendar months or 80% or more of the normal working days during six consecutive full calendar months. Upon termination for death or disability, the Company must pay Mr. Delaney or his estate, as applicable, his compensation earned and benefits accrued at the time of his termination.

Under the agreement, if Mr. Delaney’s position with the Company is eliminated and/or his employment with the Company is terminated by the Company for any reason other than cause or Mr. Delaney’s death or disability, the Company must pay Mr. Delaney his base salary in effect at the time of the termination for the greater of (a) the balance of the term of the agreement or (b) one year. In addition, in the event of a total and complete closure of the Company’s business operations for any reason, the Company must pay Mr. Delaney his base salary in effect at the time of the closure for twelve weeks.

The Company and Mr. Delaney entered into a deferred compensation agreement pursuant to which Mr. Delaney agreed to defer ten percent of his 2002 base salary payable to him from January 4, 2002 through October 31, 2002. The deferred compensation agreement was terminated in October 2002 and Mr. Delaney was paid the total amount of compensation deferred by him during 2002 at that time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving Ron Elliott and The Mair Family 1984 Living Trust

On March 21, 2002, the Company and GMAC Business Credit, LLC (“GMAC”) entered into a second amendment to the Company’s $25 million secured credit facility, pursuant to which, among other things, GMAC agreed to reduce the minimum excess availability requirement under the credit facility from $4 million to $2.5 million through July 31, 2002. In connection with the amendment, Ron Elliott, the Company’s Chief Executive Officer, entered into a limited guaranty with GMAC, pursuant to which Mr. Elliott agreed to guarantee up to $500,000 of the Company’s additional availability under the facility. The guarantee by Mr. Elliott expired on July 31, 2002, at which point the minimum excess availability requirement under the credit facility returned to $4 million.

On May 5, 1999, the Company’s wholly-owned subsidiary, Earlychildhood LLC, entered into a lease agreement with Elliott-Mair Salinas LLC, a company wholly owned by Ron Elliott, the Company’s Chief Executive Officer, and Jeffrey R. Mair and Gloria June Mair, trustees of The Mair Family 1984 Living Trust (the “Mair Trust”), a significant stockholder of the Company. Pursuant to the lease, the Company paid Elliott-Mair Salinas LLC $277,000 in rent during the fiscal year ended December 31, 2002. The lease expires on August 5, 2005. Pursuant to a sublease and consent to sublease entered into among Elliott-Mair Salinas LLC, Earlychildhood LLC and Ron Elliott on September 1, 2002, Mr. Elliott paid Earlychildhood $11,400 in rent during the fiscal year ended December 31, 2002 to sublease a portion of the premises subject to the lease. The sublease expires on August 31, 2003, at which time it reverts to a month-to-month tenancy until terminated either by Earlychildhood or Mr. Elliott.

On April 30, 2001, Earlychildhood LLC, a wholly-owned subsidiary of the Company, entered into an assumption agreement with each of Ron Elliott, the Company’s Chief Executive Officer, and Jeffrey R. Mair and Gloria June Mair, as trustees of the Mair Trust. Pursuant to the assumption agreements, each of Mr. Elliott and the Mair Trust assumed the obligations of QTL Corporation (“QTL”) to Earlychildhood under a promissory note dated May 5, 1999. QTL Corporation was a holder of a majority of the outstanding membership interests in Earlychildhood prior to the Combination and was dissolved on April 30, 2001. On September 30, 2002, the approximately $138,510 outstanding principal amount of the note was paid in full. In connection with the assumption of QTL’s obligations under the note, Mr. Elliott and the Mair Trust have each pledged a percentage of the shares of Common Stock owned by them to secure their respective obligations under the note. Upon payment in full of the note, the pledge agreements terminated.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Effective January 1, 2002, the Company’s Board of Directors dissolved the Compensation Committee. As such, determinations regarding management compensation and employee benefit plan administration for fiscal year 2002 were made by the full Board of Directors and options granted during 2002 were not be eligible for deductibility by the Company under Section 162(m) of the Code. See “Policy Related to Deductibility of Compensation.”

BOARD OF DIRECTORS REPORT ON COMPENSATION POLICIES

During fiscal year 2002, the Board of Directors was responsible for determining the compensation of the Company’s executive officers and certain other key employees and for making grants under, and administering, the Company’s 2001 Stock Option and Incentive Plan, 2001 Non-Employee Director Stock Option Plan and Second Amended and Restated 2001 Employee Stock Purchase Plan.

General Compensation Policy

The goal of the Board of Directors is to retain, motivate and reward management and key employees and consultants through the Company’s compensation policies and awards. Compensation of the Company’s executive officers is designed to be competitive, to reward exceptional performance and to align the interest of executive officers with the interests of the Company’s stockholders. The Board of Directors has evaluated the Company’s compensation policies consistent with these goals and devoted time to compensation matters at two meetings in 2002. The Board of Directors designed the Company’s executive officers’ compensation packages to be comprised of the following two elements:

•	a base salary designed to be competitive with base salary levels in effect at companies of comparable size to the Company and with which the Company competes for executive personnel; and

•	the grant of stock options intended to align the interests of the executive officers and other employees with those of the Company’s stockholders.

Executive Compensation for Fiscal Year 2002

Ron Elliott served as Chief Executive Officer of the Company during fiscal year 2002. For the year ended December 31, 2002, Mr. Elliott received a salary of $256,480 and a monthly car allowance of $800 and was granted no stock options. In addition, Mr. Elliott received $55,434 in perquisites from the Company. See also “Executive Compensation—Summary Compensation Table” and “Employment Arrangements—Ron Elliott.”

The Company and Mr. Elliott have entered into a deferred compensation agreement pursuant to which Mr. Elliott agreed to defer ten percent of his 2002 base salary payable to him from January 4, 2002 through October 31, 2002. The deferred compensation agreement was terminated in October 2002 and Mr. Elliott was paid the total amount of compensation deferred by him during 2002 at that time.

The Board of Directors believes that Mr. Elliott’s fiscal year 2002 salary and stock option package, as well as the salaries and stock option packages of the Company’s other executive officers for the year ended December 31, 2002, were determined in a manner generally consistent with the factors described above under “General Compensation Policy.”

Policy Related to Deductibility of Compensation

Section 162(m) of the Code generally denies a deduction to any publicly-held corporation for compensation paid to the named executive officers as of the end of a fiscal year, to the extent that the compensation to such officer exceeds $1 million in any taxable year of the corporation. Section 162(m) of the Code provides that “qualified performance-based compensation” will not be subject to the deduction limit if certain requirements are met.

Options granted under the 2001 Stock Option and Incentive Plan do not currently comply with the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. Having considered the requirements of Section 162(m), the fact that the Board of Directors does not currently satisfy Section 162(m) and the fact that the Board of Directors does not currently expect the amount of compensation payable to officers who are subject to Section 162(m) which is not exempt from Section 162(m) (including compensation attributable to the exercise of options) to exceed the $1 million deduction limit for any individual officer, the Company has not structured the options granted under the 2001 Stock Option and Incentive Plan to comply with Section 162(m).

BOARD OF DIRECTORS

Al Noyes (Chairman)

Ron Elliott

Richard Delaney

Dr. Louis Casagrande

Dean DeBiase

Scott Graves

Michael Kolowich

Robert MacDonald

AUDIT COMMITTEE

During fiscal year 2002, the Audit Committee was responsible for reviewing and making recommendations regarding the Company’s employment of independent auditors, the annual audit of the Company’s financial statements and its internal controls, accounting and financial reporting practices and policies. From January 1, 2002 to February 20, 2002, the members of the Audit Committee were Messrs. Graves and Kolowich, with no Chairman. On February 21, 2002, Mr. DeBiase and Dr. Casagrande were elected to the Audit Committee. Dr. Casagrande served on the Audit Committee through October 30, 2002. The current Chairman of the Audit Committee is Mr. Kolowich.

The Company is currently in compliance with the audit committee charter requirements of the Nasdaq Stock Market. The Company’s Board of Directors has determined that each of Messrs. Kolowich, DeBiase and Graves meets the qualifications of an “independent director” under Rule 4200(a) (14) of the Nasdaq Rules. From May 2001 to October 2001, Mr. Graves did not meet the requirements for independence under the Nasdaq Rules because of his affiliation with William E. Simon & Sons Private Equity Partners, L.P., an indirect affiliate of the Company. Mr. Graves, who is no longer affiliated with William E. Simon & Sons Private Equity Partners, L.P., is currently serving as a member of the Audit Committee pursuant to the “exceptional and limited circumstances” exception provided by Rule 4350(d)(2)(B) of the Nasdaq Rules. The Company has determined that such circumstances exist due to the fact that Mr. Graves has special expertise regarding the Company’s financial position and operations.

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which was attached to the Company’s 2002 Proxy Statement as Annex A and which has not been materially amended since that time.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

During fiscal year 2002, the Audit Committee met five times, and discussed the interim financial information contained in each of the Company’s quarterly reports on Form 10-Q with the chief financial officer and independent auditors prior to their filing with Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

Auditor Independence and Fiscal 2002 Audit

In discharging its duties, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also independently discussed the quality and adequacy of the Company’s internal controls with management and the independent auditors.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

Fiscal 2002 Financial Statements and Recommendations of the Committee

The Audit Committee separately reviewed the Company’s audited financials statements as of and for the fiscal year ended December 31, 2002 with management and the independent auditors. Management had the responsibility for the preparation of the Company’s financial statements and the independent auditors had the responsibility for auditing those statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

Based on the above-mentioned review, and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Fees

The aggregate fees for professional services rendered by the independent auditors were $441,721 for fiscal year 2002 and $1,030,009 for fiscal year 2001. The breakdown of these fees was as follows:

•	Audit Fees: The aggregate fees for professional services rendered by the independent auditors for (a) the audit of the Company’s financial statements as of and for the fiscal year ended December 31, 2002, (b) the review of the financial statements included in the Company’s Form 10-Q filings for fiscal year 2002 and (c) consultation on financial accounting matters were $257,630. The aggregate fees for professional services rendered by the independent auditors for (i) the audit of the Company’s financial statements as of and for the fiscal year ended December 31, 2001, (ii) the review of the financial statements included in the Company’s Form 10-Q filings for fiscal year 2001 and (iii) review of registration statements, issuance of consents and consultation on financial accounting matters in 2001 were $893,649.

•	Tax Fees: The aggregate fees rendered by the independent auditors for tax return preparation and tax planning services were $184,091 for fiscal year 2002 and $136,360 for fiscal year 2001.

•	All Other Fees: The independent auditors did not render any other services, including any financial information systems design and implementation services, to the Company other than those services discussed above during either fiscal year 2002 or 2001.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the Company’s management and by the independent auditors. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s auditors meet the applicable standards for auditor independence.

AUDIT COMMITTEE

Michael Kolowich (Chairman)

Dean DeBiase

Scott Graves

STOCK PERFORMANCE GRAPH

The chart below compares the cumulative total stockholders’ return on the Common Stock from May 1, 2001, the first day it was publicly traded, through December 31, 2002 with the Russell 2000 Stock Market Index and a peer group index created by the Company (the “Excelligence Peer Group Index”). Pursuant to the rules of the Securities and Exchange Commission, the Company created a peer group index with which to compare its own stock performance since a relevant published industry or line-of-business index does not exist. The Company believes that the number of publicly-traded companies with businesses comparable to the Company’s business is insufficient for the Company to reasonably identify a business-based peer group index. As such, the Company’s peer group index consists of a group of companies with similar market capitalization. The common stock of each of the following companies has been included in the Excelligence Peer Group Index: Collegiate Pacific Inc.; Concepts Direct, Inc.; dELiA*s Corp.; Hanover Direct, Inc.; Lillian Vernon Corporation; MediaBay, Inc.; PC Mall, Inc.; The Sportsman’s Guide, Inc.; Successories, Inc.; and Varsity Group Inc. The chart assumes that $100 was invested on May 1, 2001 in each of the Common Stock, the Russell 2000 Index and the Excelligence Peer Group Index and reflects reinvestment of all dividends and annual market capitalization weighting. The Company’s stock price has decreased since May 1, 2001 and the closing price per share of Common Stock on the Nasdaq SmallCap Market on December 31, 2002 was $2.90. Past financial performance should not be considered to be a reliable indicator of future performance and investors should not use historical trends to anticipate results or trends in future periods.

	May 1, 2001	December 31, 2001	December 31, 2002
Excelligence Common Stock	$100.00	$26.74	$51.69
Russell 2000 Stock Market Index	100.00	100.59	79.98
Excelligence Peer Group Index	100.00	153.65	69.69

EXPENSES OF SOLICITATION

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instructions may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

OTHER INFORMATION

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented, the persons named in the accompanying proxy will have discretion to vote in accordance with their own judgment on such matters.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

FOR THE 2004 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner and in compliance with the requirements of Rule 14a-8. The Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2004 Annual Meeting, stockholder proposals must be received by the Company after February 22, 2004 but no later than March 13, 2004. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of its intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

All notices of proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to the attention of the Secretary of the Company at 2 Lower Ragsdale Drive, Monterey, California 93940.

By Order of the Board of Directors,

Judith McGuinn

Secretary

April 10, 2003

Annex A

LEARNINGSTAR CORP.

AMENDED AND RESTATED

2001 STOCK OPTION AND INCENTIVE PLAN

ARTICLE 1—PURPOSE.

The purpose of this 2001 Stock Option and Incentive Plan (the “Plan”) is to encourage key employees and directors of LearningStar Corp. (the “Company”), any future parent or subsidiary of the Company (each a “Related Company” and, collectively, the “Related Companies”) and certain consultants of the Company or a Related Company, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as “incentive stock options” (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”); (b) the grant of options which do not qualify as ISOs (“Non-Qualified Options”); (c) awards of stock in the Company (“Awards”); and (d) opportunities to make direct purchases of stock in the Company (“Purchases”). Both ISOs and Non-Qualified Options are referred to hereafter individually as an “Option” and collectively as “Options.” Options, Awards and authorizations to make Purchases are referred to hereafter collectively as “Stock Rights.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code.

ARTICLE 2—ADMINISTRATION OF THE PLAN.

A.    Board or Committee Administration.    The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee appointed by the Board (the “Committee”); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under Section 162(m) of the Code, by two or more “outside directors” (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision (“Rule 16b-3”), by two or more independent directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Hereinafter, all references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it and (ix) to amend any outstanding Stock Rights; provided that no such amendment shall Affect the rights of optionees under the Plan without the written consent of such optionee. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

B.    Committee Actions.    The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or and approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

C.    Grant of Stock Rights to Board Members.    Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of paragraph 2(A) above, members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

ARTICLE 3—ELIGIBLE EMPLOYEES AND OTHERS.

ISOs may be granted only to employees of the Company or any Related Company. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) of the Company or any Related Company. Non-Qualified Options, Awards and authorizations to make Purchases may be also granted to consultants of the Company or any Related Company if, and only if, (i) the consultant or adviser renders bona fide services to the Company or any Related Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company or any Related Company; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Related Company to render such services. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

ARTICLE 4—STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN.

A.    Number of Shares.    The stock subject to Stock Rights shall be authorized but unissued shares of common stock of the Company, par value $.01 per share (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,800,000, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan, provided however, that the cumulative number of such shares that may be so reissued under the Plan shall not exceed 3,600,000.

B.    Per Participant Limit.    Subject to adjustment as provided in paragraph 13, no participant in the Plan may be granted Stock Rights during any one fiscal year to purchase more than 200,000 shares of Common Stock.

ARTICLE 5—GRANTING OF STOCK RIGHTS.

Stock Rights may be granted after the Plan is approved by the Board, and Stock Rights may no longer be granted after the tenth (10th) anniversary of the closing. The date of grant of a Stock Right under the Plan shall be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

ARTICLE 6—MINIMUM OPTION PRICE; ISO LIMITATIONS.

A.    Price for Non-Qualified Options, Awards and Purchases.    The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, are intended to qualify as performance-based compensation under Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan shall be exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee and subject to any additional limitations set forth in Section 162(m) of the Code, including all amendments thereto.

B.    Price for ISOs.    The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Company, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

C.    $100,000 Annual Limitation on ISO Vesting.    Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Company, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

D.    Determination of Fair Market Value.    If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

ARTICLE 7—OPTION DURATION.

Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Company, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

ARTICLE 8—EXERCISE OF OPTION.

Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

A.    Vesting.    The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

B.    Full Vesting of Installments.    Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

C.    Partial Exercise.    Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

D.    Acceleration of Vesting.    The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

ARTICLE 9—TERMINATION OF EMPLOYMENT.

Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Companies other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Company to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Companies, so long as the optionee continues to be an employee of the Company or any Related Company. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Company for any period of time.

ARTICLE 10—DEATH; DISABILITY.

A.    Death.    If an ISO optionee ceases to be employed by the Company and all Related Companies by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee’s death.

B.    Disability.    If an ISO optionee ceases to be employed by the Company and all Related Companies by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee’s employment. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or any successor statute.

ARTICLE 11—ASSIGNABILITY.

No Stock Right shall be assignable or transferable by the grantee except by will, or by the laws of descent and distribution. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

ARTICLE 12—TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

ARTICLE 13—ADJUSTMENTS.

Upon the occurrence of any of the following events, an optionee’s rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

A.    Stock Dividends and Stock Splits.    If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

B.    Consolidations or Mergers.    If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company’s assets or otherwise (each, an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

D.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

E.    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, each Option shall terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

F.    Issuances of Securities.    Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

G.    Fractional Shares.    No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

H.    Adjustments.    Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

ARTICLE 14—MEANS OF EXERCISING OPTIONS.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

ARTICLE 15—CONDITIONS ON DELIVERY OF STOCK.

The Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the optionee has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

ARTICLE 16—TERM AND AMENDMENT OF PLAN.

This Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial approval of the Plan. The Plan shall expire after the 10th anniversary of the closing (except as to Options outstanding on that date).

A.    The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after action by the Board, no action of the Board may, except as provided in paragraph 13, increase the limits imposed in paragraph 4 on the maximum number of shares which may be issued under the Plan or extend the term of the Plan under this paragraph 16.

B.    The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable tax laws.

No amendment, alteration, suspension or termination of the Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Stock Rights granted or awarded under the Plan prior to the date of such termination.

ARTICLE 17—CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS.

The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

ARTICLE 18—APPLICATION OF FUNDS.

The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

ARTICLE 19—NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

ARTICLE 20—WITHHOLDING OF ADDITIONAL INCOME TAXES.

Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 19), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee’s making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee’s delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld upon the exercise or vesting of any right under the Plan, or which may be repurchased from the participant within six months after such shares were acquired by the participant from the Company, in order to satisfy the participant’s federal and state income and payroll tax liabilities with respect to the exercise or vesting of the right shall be limited to the number of shares which have a fair market value equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

ARTICLE 21—NO RIGHT TO EMPLOYMENT OR OTHER STATUS.

No person shall have any claim or right to be granted a Stock Right, and the grant of a Stock Right shall not be construed as giving the grantee the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a grantee free from any liability or claim under the Plan.

ARTICLE 22—GOVERNMENTAL REGULATION.

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

ARTICLE 23—GOVERNING LAW.

The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the state of Delaware.

PROXY

EXCELLIGENCE LEARNING CORPORATION

Proxy Solicited on Behalf of the Board of Directors of

Excelligence Learning Corporation for the Annual Meeting on May 22, 2003

The undersigned hereby acknowledges receipt of the Excelligence Learning Corporation Notice of Annual Meeting and Proxy Statement and hereby constitutes and appoints Richard Delaney and Judith McGuinn, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of Excelligence Learning Corporation on Thursday, May 22, 2003, at 9:00 a.m., local time, at Sierra Holdings, 40 Ragsdale Drive, Monterey, California 93940 and any adjournment thereof, and to vote on the matters indicated all the shares of Common Stock which the undersigned would be entitled to vote if personally present.

Please mark, sign and date this Proxy Card on the reverse side and return it promptly using the enclosed reply envelope.

Continued, and to be completed, on reverse side

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR both nominees listed in Proposal 1 and FOR Proposals 2 and 3.

The Board of Directors recommends a vote FOR

both nominees in Proposal 1 and FOR Proposals 2 and 3.

1.	Election of Directors.

Nominees: (01) Ron Elliott and (02) Dean DeBiase.

FOR BOTH NOMINEES ☐	WITHHOLD AUTHORITY ☐
(except as marked to the contrary)	to vote for both nominees

☐ For, except vote withheld from the following nominee:

2.	Approval of the Amended and Restated 2001 Stock Option and Incentive Plan.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

3.	Ratification of KPMG LLP as Independent Auditors.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

4.	In their discretion, upon such other matters as may properly come before the Annual Meeting.

MEETING ATTENDANCE

Please mark this box if you plan to attend the
meeting.	☐

ADDRESS CHANGE

Please mark this box if you have indicated an
address change.	☐

Signature                                                  Signature                                               Date

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.